Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CRUDE OIL SUPPLY AGREEMENT
THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED CRUDE OIL SUPPLY AGREEMENT (this “Amendment”), dated as of June 8, 2015, is entered into between Vitol Inc. (“Vitol”) and Coffeyville Resources Refining & Marketing, LLC (“Coffeyville”).
WHEREAS, Vitol and Coffeyville are parties the an Amended and Restated Crude Oil Supply Agreement dated August 31, 2012 (the “Supply Agreement”); and
WHEREAS, Vitol and Coffeyville have agreed to amend certain terms and conditions of the Supply Agreement;
NOW, THEREFORE, in consideration of the premises and respective promises, conditions, terms and agreements contained herein, and good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Vitol and Coffeyville do hereby agree as follows:
1.Section 1.1: the definition of “Deemed L/C Fee” is deleted in its entirety.

2.Section 9.1(d): Section 9.1(d) is amended by deleting the reference to “Deemed L/C Fees” at the end of the first sentence of the clause.

3.This Amendment is effective as of January 1, 2016 (the “Effective Date”).

4.The definitions contained in the Supply Agreement shall have the same meaning in the Amendment unless otherwise stated in this Amendment.

5.Except as otherwise stated in this Amendment, all terms and conditions of the Supply Agreement shall remain in full force and effect.

6.This Amendment may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow and all such counterparts shall together constitute one and the same instruments.

7.This Amendment shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of law principles.

[Signature Page to Follow]

IN WITNESS WHEREOF, each Part has caused this Amendment to be executed by its duly authorized representative, effective as of the Effective Date.

Vitol Inc.

By:	/s/ Sebastian Moretti
Title:	Operations Manager
Date:	6/24/2015

Coffeyville Resources Refining & Marketing, LLC

By:	/s/ Martin J. Power
Title:	Chief Commercial Officer
Date:	6/16/15